EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT

      In connection with the annual report on Form 10-KSB of Key Gold Corporation ("Registrant"), for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Anderson, President, Chief Executive Officer, Secretary, Treasurer, and Director of Registrant, certify, to the best of my knowledge, pursuant to Exchange Act Rule 15d-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Key Gold Corporation and will be retained by Key Gold Corporation and furnished to the Securities and Exchange Commission or its staff upon request.



Date:  April 15, 2005                   /s/ John Anderson
                                        ----------------------------------
                                        President, Chief Executive Officer,
                                        Secretary, Treasurer, and Director of
                                        Key Gold Corporation, Registrant